UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 21, 2011

                                BOOKS-A-MILLION, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-20664	63-0798460
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

402 Industrial Lane
Birmingham, Alabama 35211
 (Address of Principal Executive Offices, including Zip Code)

(205) 942-3737
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

On March 21, 2011, Books-A-Million, Inc. (the “Company”) and its subsidiaries entered into a Credit Agreement dated as of March 21, 2011 among the Company, as the Lead Borrower, American Wholesale Book Company, Inc., booksamillion.com, inc. and BAM Card Services, LLC, as Loan Parties, Bank of America, N.A. (“BofA”), as Administrative Agent, Swing Line Lender and Issuing Bank, and the other lenders party thereto (the “Credit Agreement”).  Along with potential future borrowings, the Credit Agreement provides for the refinancing of the Company’s existing credit facility with BofA and other lenders party thereto (the “Prior Credit Facility”).  The Credit Agreement provides for borrowings of up to the maximum principal amount of $150 million, which may be increased to $200 million under certain circumstances, and which will mature on March 21, 2016.  Pursuant to this credit facility, the participating lenders have agreed to make revolving loans to the Company and the Loan Parties and to issue, up to a $35 million sublimit, letters of credit for the Company and the Loan Parties.  Under the credit facility, BofA, in its capacity as Swing Line Lender, has also agreed to make same day advances to the Company and the Loan Parties in the form of swing line loans up to a $15 million sublimit.  The obligations of the Company and the Loan Parties under the Credit Agreement are secured by the inventories, accounts receivable and certain other personal property of the Company and the Loan Parties, pursuant to the terms of the Security Agreement dated as of March 21, 2011 among the Company, the Loan Parties and BofA (the “Security Agreement”).  On March 21, 2011, the Company borrowed approximately $13.0 million under the new credit facility and used such funds to repay the approximately $11.6 million outstanding under the Prior Credit Facility and the remainder for general corporate purposes.  See Item 1.02 “Termination of a Material Definitive Agreement.”  The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, which is attached to this Form 8-K as Exhibit 10.1 and which is incorporated by reference herein.  The foregoing description of the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the Security Agreement, which is attached to this Form 8-K as Exhibit 10.2 and which is incorporated by reference herein.

Item 1.02.                      Termination of a Material Definitive Agreement.

On March 21, 2011, the Company repaid the approximately $11.6 million outstanding under its existing Credit Agreement with certain lenders and Bank of America, N.A., as Agent, and terminated the existing Credit Agreement and ancillary agreements.  No early termination penalties were incurred by the Company.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions of the Credit Agreement and the Security Agreement set forth under Item 1.01 above are hereby incorporated by reference in their entirety in response to this Item 2.03.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

(e)           Entry into Change in Control Agreements with Certain Executive Officers.

On March 22, 2011, the Company entered into Change in Control Agreements (the “CIC Agreements”) with Clyde B. Anderson (Chairman, President  and Chief Executive Officer); Terrance G. Finley (Executive Vice President/Chief Merchandising Officer); Douglas G. Markham (Executive Vice President/Chief Administrative Officer and Secretary); and Brian W. White (Chief Financial Officer).  The CIC Agreements were approved by the Compensation Committee of the Company’s Board of Directors on March 22, 2011.

The CIC Agreements provide for a two-year employment period following a “change in control” (as defined in the CIC Agreements) during which each of the executives would be entitled to maintain his pre-change in control position with the Company and to receive the same base salary, bonus/incentive compensation opportunities and welfare benefits.  Further, each of the executives would be entitled to receive a lump sum payment and continued welfare benefits following certain types of termination of employment during the two-year period.  The CIC Agreements also provide that, during the employment period and for a period of two years following termination of employment, the executives will be bound by covenants not to compete and not to solicit.

The foregoing description of the CIC Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the CIC Agreement executed by each of the executive officers named above, which is attached to this Form 8-K as Exhibit 10.3 and which is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Exhibit
10.1
Credit Agreement dated as of March 21, 2011, among Books-A-Million, Inc., as Lead Borrower, the other borrowers party hereto, the guarantors party hereto from time to time, the lenders party hereto, Bank of America, N.A., as Administrative Agent, Wells Fargo Bank, N.A., as Syndication Agent, Regions Bank, as Documentation Agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Sole Lead Arranger and Sole Bookrunner.

10.2	Security Agreement dated as of March 21, 2011, among Books-A-Million, Inc., certain other subsidiaries of Books-A-Million, Inc. identified herein and Bank of America, N.A., as Administrative Agent.
10.3	Form of Change in Control Agreement, entered into by and between Books-A-Million, Inc. and each of Clyde B. Anderson, Terrance G. Finley, Douglas G. Markham and Brian W. White on March 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKS-A-MILLION, INC.
By:	/s/ Brian W. White
Brian W. White Chief Financial Officer

Dated: March 25, 2011

INDEX TO EXHIBITS

Exhibit Number	Exhibit
10.1
Credit Agreement dated as of March 21, 2011, among Books-A-Million, Inc., as Lead Borrower, the other borrowers party hereto, the guarantors party hereto from time to time, the lenders party hereto, Bank of America, N.A., as Administrative Agent, Wells Fargo Bank, N.A., as Syndication Agent, Regions Bank, as Documentation Agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Sole Lead Arranger and Sole Bookrunner.

10.2	Security Agreement dated as of March 21, 2011, among Books-A-Million, Inc., certain other subsidiaries of Books-A-Million, Inc. identified herein and Bank of America, N.A., as Administrative Agent
10.3	Form of Change in Control Agreement, entered into by and between Books-A-Million, Inc. and each of Clyde B. Anderson, Terrance G. Finley, Douglas G. Markham and Brian W. White on March 22, 2011.